Principal Exchange-Traded Funds
Supplement dated May 19, 2021
to the Prospectus dated April 28, 2021
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL U.S. LARGE-CAP ADAPTIVE MULTI-FACTOR ETF
Add the following after the fourth paragraph in the Principal Investment Strategies section:
Note: "Standard & Poor's 500" and "S&P 500®" are trademarks of S&P Global and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Fund.

SUMMARY FOR PRINCIPAL U.S. SMALL-CAP ADAPTIVE MULTI-FACTOR ETF

Add the following after the fourth paragraph in the Principal Investment Strategies section:
Note: "Standard & Poor's 600" and "S&P 600®" are trademarks of S&P Global and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Fund.